EXHIBIT 32.2


          Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

     In connection with the Quarterly Report of Glen Manor Resources Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Folsum, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2006

                                                    /s/ Albert Folsum
                                                    ----------------------------
                                                    Albert Folsum,
                                                    Chief Accounting Officer